Emerging Markets Equities Fund
Investment portfolio
September 30, 2025
unaudited

Common stocks 95.50% Asia-Pacific 75.77% China 29.91%	Shares	Value (000)
Alibaba Group Holding, Ltd.	952,700	$21,669
Anhui Conch Cement Co., Ltd., Class H	724,629	2,188
BeOne Medicines, Ltd. (ADR) (a)	26,831	9,141
China Merchants Bank Co., Ltd., Class H	794,500	4,774
China Resources Land, Ltd.	1,217,000	4,751
Chongqing Brewery Co., Ltd., Class A	197,283	1,485
Duality Biotherapeutics, Inc. (a)	44,200	2,065
Full Truck Alliance Co., Ltd., Class A (ADR)	567,982	7,367
GenFleet Therapeutics (Shanghai), Inc., Class H (a)	684,000	3,516
Haitian International Holdings, Ltd.	703,000	1,937
Industrial and Commercial Bank of China, Ltd., Class H	1,460,000	1,077
Innovent Biologics, Inc. (a)	612,400	7,586
Jiangsu Hengli Hydraulic Co., Ltd., Class A	433,500	5,832
Jiangsu Hengrui Pharmaceutical Co., Ltd., Class A	684,470	6,880
Jiangsu Hengrui Pharmaceutical Co., Ltd., Class H (a)(b)	31,200	356
Kanzhun, Ltd., Class A (ADR)	374,440	8,747
Meituan, Class B (a)	207,800	2,790
Midea Group Co., Ltd., Class A	255,788	2,611
NetEase, Inc.	527,800	16,061
NetEase, Inc. (ADR)	27,385	4,162
Neway Valve (Suzhou) Co., Ltd., Class A (a)	515,200	3,243
PDD Holdings, Inc. (ADR) (a)	51,015	6,743
People’s Insurance Co. (Group) of China, Ltd. (The), Class H	1,323,000	1,158
PICC Property and Casualty Co., Ltd., Class H	3,572,000	8,060
Shenzhen Inovance Technology Co., Ltd., Class A	877,003	10,327
Tencent Holdings, Ltd.	434,365	37,007
Tsingtao Brewery Co., Ltd., Class H	164,000	1,117
		182,650
Hong Kong 0.91%
AIA Group, Ltd.	496,800	4,766
Techtronic Industries Co., Ltd.	59,500	761
		5,527
India 14.51%
360 ONE WAM, Ltd.	255,756	2,950
Axis Bank, Ltd.	317,184	4,043
Bharti Airtel, Ltd.	155,955	3,299
BSE, Ltd.	87,457	2,010
Central Depository Services (India), Ltd.	78,001	1,281
Cholamandalam Investment and Finance Co., Ltd.	445,442	8,081
Coforge, Ltd.	274,162	4,913
Eternal, Ltd. (a)	1,731,668	6,348
FSN E-Commerce Ventures, Ltd. (a)	464,411	1,216
Godrej Consumer Products, Ltd.	207,357	2,725
Emerging Markets Equities Fund — Page 1 of 8

unaudited
Common stocks (continued) Asia-Pacific (continued) India (continued)	Shares	Value (000)
HCL Technologies, Ltd.	41,489	$647
HDFC Bank, Ltd.	90,376	968
Hexaware Technologies, Ltd.	69,509	525
ICICI Bank, Ltd.	365,165	5,544
Kotak Mahindra Bank, Ltd.	477,343	10,713
MakeMyTrip, Ltd. (a)	72,214	6,759
Mankind Pharma, Ltd.	85,804	2,354
Maruti Suzuki India, Ltd.	28,075	5,068
Max Healthcare Institute, Ltd.	488,602	6,134
Shriram Finance, Ltd.	87,244	605
Tata Consultancy Services, Ltd.	19,435	632
Tube Investments of India, Ltd.	47,607	1,660
TVS Motor Co., Ltd.	145,392	5,631
United Spirits, Ltd.	224,252	3,345
Varun Beverages, Ltd.	237,908	1,189
		88,640
Indonesia 1.51%
Bank Central Asia Tbk PT	10,340,909	4,731
Indosat Tbk PT	31,829,600	3,343
Sumber Alfaria Trijaya Tbk PT	5,035,704	583
Telkom Indonesia (Persero) Tbk PT, Class B	3,078,200	565
		9,222
Malaysia 0.05%
Public Bank Bhd.	267,200	275
Philippines 1.07%
BDO Unibank, Inc.	861,690	1,968
International Container Terminal Services, Inc.	564,989	4,578
		6,546
South Korea 11.24%
BNK Financial Group, Inc.	449,494	4,674
Coupang, Inc., Class A (a)	302,960	9,755
Hana Financial Group, Inc.	145,989	9,073
Hanwha Aerospace Co., Ltd.	3,646	2,877
KB Financial Group, Inc.	20,162	1,660
KT Corp.	29,194	1,051
KT Corp. (ADR)	315,981	6,162
Samsung Electronics Co., Ltd.	280,750	16,788
Samsung Fire & Marine Insurance Co., Ltd.	12,359	3,977
Samsung Life Insurance Co., Ltd.	9,638	1,076
SK hynix, Inc.	46,726	11,573
		68,666
Taiwan 15.13%
Advantech Co., Ltd.	206,000	2,156
AirTAC International Group	209,904	5,186
LITE-ON Technology Corp.	917,000	5,190
MediaTek, Inc.	183,042	7,897
Nien Made Enterprise Co., Ltd.	142,000	1,978
Emerging Markets Equities Fund — Page 2 of 8

unaudited
Common stocks (continued) Asia-Pacific (continued) Taiwan (continued)	Shares	Value (000)
SINBON Electronics Co., Ltd.	76,000	$574
Taiwan Semiconductor Manufacturing Co., Ltd.	1,621,430	69,426
		92,407
Thailand 0.75%
Kasikornbank PCL, foreign registered shares	551,200	2,846
Siam Cement PCL, foreign registered shares	248,100	1,759
		4,605
Vietnam 0.69%
Asia Commercial Joint Stock Bank	4,392,206	4,237
Total Asia-Pacific		462,775
Latin America 9.99% Brazil 6.20%
Banco BTG Pactual SA, units	1,005,292	9,116
Estre Ambiental, Inc. (a)(c)(d)	591,120	— (e)
Motiva Infraestrutura de Mobilidade SA	1,921,563	5,372
Multiplan Empreendimentos Imobiliarios SA	342,811	1,873
Nu Holdings, Ltd., Class A (a)	157,020	2,514
Petroleo Brasileiro SA PETROBRAS (ADR)	95,534	1,210
Rede D’Or Sao Luiz SA	587,829	4,648
Rumo SA	2,188,609	6,567
TIM SA	968,743	4,277
Vale SA, ordinary nominative shares	62,532	677
Vibra Energia SA	352,669	1,629
		37,883
Mexico 3.79%
America Movil, SAB de CV, Class B (ADR)	212,577	4,464
BBB Foods, Inc., Class A (a)	157,392	4,243
Coca-Cola FEMSA, SAB de CV (ADR)	12,405	1,031
Corp. Inmobiliaria Vesta, SAB de CV	434,332	1,229
Grupo Aeroportuario del Pacifico, SAB de CV, Class B	70,290	1,662
Grupo Financiero Banorte, SAB de CV, Series O	928,215	9,350
Prologis Property Mexico, SA de CV, REIT	283,485	1,161
		23,140
Total Latin America		61,023
Eastern Europe and Middle East 6.15% Greece 0.39%
National Bank of Greece SA	164,689	2,391
Kazakhstan 0.67%
Halyk Savings Bank of Kazakhstan OJSC (GDR) (d)	163,575	4,114
Russian Federation 0.00%
Alrosa PJSC (c)	12,604	— (e)
Baring Vostok Capital Fund IV Supplemental Fund, LP (a)(c)(f)(g)(h)	43,189,450	— (e)
Baring Vostok Private Equity Fund IV, LP (a)(c)(f)(g)(h)	23,604,516	— (e)
Emerging Markets Equities Fund — Page 3 of 8

unaudited
Common stocks (continued) Eastern Europe and Middle East (continued) Russian Federation (continued)	Shares	Value (000)
Rosneft Oil Co. PJSC (c)	570,845	— (e)
Sberbank of Russia PJSC (c)	11,761,726	— (e)
		— (e)
Saudi Arabia 1.22%
Al Rajhi Banking and Investment Corp., non-registered shares	260,384	$7,443
Slovenia 0.46%
Nova Ljubljanska Banka dd (GDR)	68,579	2,794
Turkey 0.30%
Akbank TAS	1,200,000	1,809
United Arab Emirates 3.11%
Abu Dhabi Commercial Bank PJSC	626,678	2,488
Abu Dhabi Islamic Bank PJSC	1,198,107	7,104
Adnoc Gas PLC	4,972,796	4,793
Emaar Properties PJSC	1,302,654	4,628
		19,013
Total Eastern Europe and Middle East		37,564
Africa 2.02% South Africa 2.02%
Capitec Bank Holdings, Ltd.	19,975	4,018
Discovery, Ltd.	122,968	1,403
MTN Group, Ltd.	528,836	4,440
Valterra Platinum, Ltd. (ZAR denominated)	34,735	2,485
Total Africa		12,346
Other markets 1.57% United Kingdom 0.00%
Sedibelo Platinum Mines, Ltd. (a)(c)	17,665,800	— (e)
United States 1.57%
Genpact, Ltd.	49,895	2,090
MercadoLibre, Inc. (a)	3,217	7,518
		9,608
Total Other markets		9,608
Total common stocks (cost: $450,482,000)		583,316
Preferred securities 0.06% Asia-Pacific 0.06% India 0.01%
TVS Motor Co., Ltd., 6.00% preferred shares (a)	581,568	66
Emerging Markets Equities Fund — Page 4 of 8

unaudited
Preferred securities (continued) Asia-Pacific (continued) South Korea 0.05%	Shares	Value (000)
Samsung Electronics Co., Ltd., nonvoting preferred shares	6,366	$301
Total Asia-Pacific		367
Total preferred securities (cost: $309,000)		367
Short-term securities 4.94% Money market investments 4.91%
Capital Group Central Cash Fund 4.17% (i)(j)	299,604	29,961
Money market investments purchased with collateral from securities on loan 0.03%
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.99% (i)(k)	28,256	28
Fidelity Investments Money Market Government Portfolio, Class I 4.04% (i)(k)	26,372	26
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 4.05% (i)(k)	26,372	26
BlackRock Liquidity Funds – FedFund, Institutional Shares 4.03% (i)(k)	22,604	23
Capital Group Central Cash Fund 4.17% (i)(j)(k)	224	22
Dreyfus Treasury Obligations Cash Management, Institutional Shares 4.00% (i)(k)	20,721	21
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.09% (i)(k)	20,721	21
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.05% (i)(k)	17,232	17
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 4.06% (i)(k)	3,767	4
		188
Total short-term securities (cost: $30,147,000)		30,149
Total investment securities 100.50% (cost: $480,938,000)		613,832
Other assets less liabilities (0.50)%		(3,047)
Net assets 100.00%		$610,785
Investments in affiliates (j)

	Value at 7/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2025 (000)	Dividend or interest income (000)
Short-term securities 4.91%
Money market investments 4.91%
Capital Group Central Cash Fund 4.17% (i)	$23,928	$41,222	$35,192	$4	$(1)	$29,961	$239
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.17% (i)(k)	—	22 (l)				22	— (m)
Total 4.91%				$4	$(1)	$29,983	$239
Restricted securities (h)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP (a)(c)(f)(g)	10/8/2007-8/29/2019	$25,045	$— (e)	0.00%(n)
Baring Vostok Private Equity Fund IV, LP (a)(c)(f)(g)	4/25/2007-12/28/2020	11,441	— (e)	0.00 (n)
Total		$36,486	$— (e)	0.00%(n)

Emerging Markets Equities Fund — Page 5 of 8

unaudited
(a)	Security did not produce income during the last 12 months.
(b)	All or a portion of this security was on loan.
(c)	Value determined using significant unobservable inputs.
(d)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,114,000, which represented 0.67% of the net assets of the fund.

(e)	Amount less than one thousand.
(f)
Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.
Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.

(g)
Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(h)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(i)	Rate represents the seven-day yield at 9/30/2025.
(j)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(k)	Security purchased with cash collateral from securities on loan.
(l)	Represents net activity.
(m)	Dividend income is included with securities lending income and is not shown in this table.
(n)	Amount less than 0.01%.
Valuation disclosures

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Emerging Markets Equities Fund — Page 6 of 8

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of September 30, 2025, were as follows (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$458,538	$4,237	$—	$462,775
Latin America	61,023	—	— *	61,023
Eastern Europe and Middle East	37,564	—	— *	37,564
Africa	12,346	—	—	12,346
Other markets	9,608	—	— *	9,608
Preferred securities	301	66	—	367
Short-term securities	30,149	—	—	30,149
Total	$609,529	$4,303	$— *	$613,832
*
Amount less than one thousand.
Key to abbreviation(s)
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
REIT = Real Estate Investment Trust
ZAR = South African rand
Emerging Markets Equities Fund — Page 7 of 8

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
MFGEFP1-015-1125
Emerging Markets Equities Fund — Page 8 of 8